EXHIBIT 24.0

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of October, 2003.

/s/ J.A. BERNARDS

James A. Bernards

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of October, 2003.

/s/ K. RAJAGOPAL

Dr. Krishnamurthy Rajagopal

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of October, 2003.

/s/ T.W. GLARNER

Terrence W. Glarner

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of October, 2003.

/s/ W.D. MARIS

Willem D. Maris

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of October, 2003.

/s/ D.S. MITCHELL

Donald S. Mitchell

POWER OF ATTORNEY

      KNOW BY ALL MEN BY THESE PRESENTS, that I, the undersigned director of FSI International, Inc. hereby appoint Donald S. Mitchell and Patricia M. Hollister, and each of them (with full power to act alone), as attorneys and agents for the undersigned, with full power of substitution for and in name, place, and stead of the undersigned, to sign and file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the annual report on Form 10-K for the fiscal year ended August 30, 2003 of FSI International, Inc. and any and all amendments and exhibits thereto, with full power and authority to do and perform any and all acts and things whatsoever requisite and necessary or desirable, as fully and effectually in all respects as I could do if personally present.

      IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of October, 2003.

/s/ C.R. WOFFORD

Charles R. Wofford